EXHIBIT 99.6

“Radiopharmaceutical Approaches To Skeletal Metastases from Prostate Cancer”

Howard I. Scher, MD

Chief, Genitourinary Oncology Service

Memorial Sloan-Kettering Cancer Center

New York, NY

Therapeutic Objectives/Outcomes

Death From Other Causes

220,000

50,000

31,200

Death Of Disease Survival QOL

Cure Risk Stratify

Prevent Metastases

Delay Progression

Slide # 2

Castration Resistant Disease

Progression of Disease Despite Castrate Levels of Testosterone (<50 ng/ml – By Consensus) in the Blood

Prostate Specific Antigen

Prostate Specific Antigen (ng/ml)

2001

25

20

15

10

5

0

Apr

Jul

Oct

Jan 2002

Apr

Jul

ng/ml

Slide # 3

Clinical Management of Castration Resistant Prostate Cancer

1. Therapeutic objectives:

Why offer therapy – eliminate/relieve and/or prevent/delay

2. Chemotherapy for hormone-refractory prostate cancer

3. Radiopharmaceutical approaches to skeletal metastases from prostate cancer

Slide # 4

Therapeutic Objectives

Death From Other Causes

1. If Present (Response): Eliminate, relieve or control.

2. If Absent (Progression): Prevent of delay it (them) from occurring in the future.

3. Objective and outcomes must be relevant clinically relevant and of tangible benefit.

4. The decision to offer therapy depends on the risk/reward ratio.

Death Of Disease

Slide # 5

The APPROVED Drugs SUPPORT The Paradigm of Eliminate/Relieve and/or Delay/Prevent Objectives and Outcomes

Eliminate/Relieve:

Bisphosphonates: Zometa,

Radiopharmaceuticals: Metastron, Quadramet Chemotherapy: Mitoxantrone/prednisone, Taxotere/prednisone

Prevent/Delay:

Progression/Symptoms:

Bisphosphonates (skeletal related events) Radiopharmaceuticals

Death from Disease:

Taxotere and prednisone (prolong life)

No approvals based on measures of tumor regression, or a post-therapy change in PSA

Slide # 6

Clinical Management of Castration Resistant Prostate Cancer

1. Therapeutic objectives:

Why offer therapy – eliminate/relieve and/or prevent/delay

2. Chemotherapy for hormone-refractory prostate cancer

3. Radiopharmaceutical approaches to skeletal metastases from prostate cancer

Slide # 7

Activity In Castration-Resistant Prostate Cancer

Agents that Target the Cytoskeleton have Activity In Castration-Resistant Prostate Cancer

Inhibition of Polymerization:

Vinblastine + EMP

Navelbine + EMP

Tubulin

Microtubule

20nm

Inhibition of Depolymerization:

Taxanes + EMP

The importance of adequately sized and powered trials.

Slide # 8

TAX327

A Multicenter, Randomized Phase III Study of Docetaxel q 3 wks + Prednisone vs. Docetaxel q wk + Prednisone vs. Mitoxantrone + Prednisone in Patients with Hormone-Refractory Prostate Cancer

---

Hormone Refractory Prostate Cancer

n = 1002

RANDOMIZE

→ Taxotere 75mg/m2 q3 wks + Prednisone 5 mg po bid

→ Taxotere 30mg/m2 q wk (5 of 6 wks) + Prednisone 5 mg po bid

→ Mitoxantrone 12mg/m2 Q3 + Prednisone 5 mg po bid

CYTOGEN

Slide # 9

Secondary Objectives Response Rates

Docetaxel Docetaxel

3 wkly wkly Mltoxantrone

Pain Response Rate*

n, evaluable 153 154 157

Response rate (%) 35 31 22

P-value (vs. mitoxantrone) 0.01 0.07

PSA Response Rate*

n, evaluable 291 282 300

PSA response rate (%) 45 48 32

P-value (vs. mitoxantrone) 0.0005 <0.0001

Tumor Response Rate*

n, evaluable 141 134 137

Response rate (%) 12 8 7

P-value (vs. mitoxantrone) 0.1 0.5

* Determined only for patients with pain or PSA .20 or measurable disease at baseline, respectively

Slide # 10

TAX 327: Overall Survival

Docetaxel 3 wkly

Docetaxel wkly

Mitoxantrone

Probability of Surviving

1.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0.0

Median

survival Hazard

(mos) ratio P-value

D 3 wkly: 18.9 0.76 0.009

D wkly: 17.3 0.91 0.3

Mitoxantrone 16.4 - -

0 6 12 18 24 30

Months

Slide # 11

Summary

Good news: TAX 327 and 9916 establish that chemotherapy can prolong life in patients with castration resistant prostate cancer

Bad news: Activity of tubulin targeting approach identified 10 years ago

Shows the importance of designing, accruing and completing trials of adequate size and power

Slide # 12

Clinical Management of Castration Resistant Prostate Cancer

1. Therapeutic objectives:

Why offer therapy – eliminate/relieve and/or prevent/delay

2. Chemotherapy for hormone-refractory prostate cancer

3. Radiopharmaceutical approaches to skeletal metastases from prostate cancer

Slide # 13

Mechanism of Bone Disease

Metastatic Bone Disease

Bone Derived

Growth Factors

Unknown

Growth Factors

Tumor

Osteoblast

Stimulating

Factors

Osteolytic

Factors

Osteoclast

Osteoblasts

Bone

Old bone matrix (OB) showing resorption pits with multinucleated osteoclasts (green arrows) is being destroyed while newly formed bone is being deposited by osteoblasts (red arrows). Numerous tumor cells (TC) seen in bone marrow surrounding bone are not directly involved in bone formation or bone resorption.

Source: Bagi CM. Targeting of therapeutic agents to bone to treat metastatic cancer. Adv Drug Deliv Rev. 2005 May 25;57(7):995-1010.

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Questions in Development of Radiopharmaceuticals

Do they provide clinical benefit(s) and for how long?

Can they be used more than once?

Can effects be enhanced if used BEFORE a patient demonstrates progressive/resistant disease?

Can effects be enhanced if combined with an effective chemotherapy that also functions as a radiosensitizer?

Slide # 15

Radiopharmaceuticals

Samarium

Sm-153

Strontium-89

Emission

beta/gamma

beta

Beta energy

(max/avg) MeV

0.81/0.29

1.46/0.58

Gamma energy (KeV)

103

—

Physical half-life (days)

1.9

50.6

Recommended dose

1 mCi/kg

37 mBq/kg

4 mCi

148 mBq

Average depth of penetration in tissue

1.7 mm

8 mm

Targeting mechanism

Tetraphosphonate

Calcium analog

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Samarium-153-EDTMP (Quadramet®)

Radioactive samarium + tetraphosphonate chelator (EDTMP)

Accumulates in areas of bone tumors, associates with hydroxyapatite

Accumulates in osteoblastic lesions

Lesion to normal bone ratio 5:1

Excreted intact in urine

35% excreted in urine within 6 hrs

Slide # 17

Safety Summary at 1.0 mCi/kg

Toxicity Grade

Placebo

(n=85)

1.0 mCi/kg

(n=185)*

Hemoglobin

0-2

3

4

78 (92%)

6 (7%)

1 (1%)

162 (88%)

20 (11%)

3 (2%)

WBC’s

0-2

3

4

85 (100%)

0

0

169 (92%)

15 (8%)

0

Platelets

0-2

3

4

85 (100%)

0

0

173 (94%)

10 (5%)

2 (1%)

* N=184 for WBC’s

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Samarium-153-EDTMP Conclusions

Three controlled studies:

Single IV injection of 1.0 mCi/kg provided pain relief

Pain relief within 1 week of administration

Pain palliation persisted at least to Week 16 in the majority of responding patients

Pain relief correlated with decreased use of opioids

Mild, reversible, predictable myelosuppression

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Radiopharmaceuticals Summary

Bone-targeted radioisotopes provide long-lasting pain relief

PSA declines are observed in 10% of patients

Cell kill appears not to be a prerequisite for palliation of pain

No trial of any one bone-targeted radioisotope alone has been shown to prolong life

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Questions in Development of Radiopharmaceuticals

Do they provide clinical benefit(s) and for how long?

Can they be used more than once?

Can effects be enhanced if used BEFORE a patient demonstrates progressive/resistant disease?

Can effects be enhanced if combined with an effective chemotherapy that also functions as a radiosensitizer?

Slide # 21

Patients Receiving Multiple Doses in Compassionate Use Study 424Sm12

Additional Quadramet® doses administered based on recurrence of pain

48 prostate cancer, 5 breast cancer, 1 unknown primary

132 doses administered to 54 patients (2 to 11 doses per patient)

54 patients: 2 doses

11 patients: 3 doses

4 patients: 4 doses

2 patients: 6 doses

1 patient: 11 doses

Mean administered dose was 81 mCi (52-113 mCi)

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No Cumulative Myelosuppression

WBC and Platelet Nadirs

Dose 1 Dose 2 Doses >3

3.6±1.1

[54%]

3.6±1.1

[49%]

WBC Nadir

[% of baseline]

3.5±0.9

[57%]

93±38

[50%]

105±49

[48%]

129±37

[50%]

Platelet Nadir

[% of baseline]

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Questions in Development of Radiopharmaceuticals

Do they provide clinical benefit(s) and for how long?

Can they be used more than once?

Can effects be enhanced if used BEFORE a patient demonstrates progressive/resistant disease?

Can effects be enhanced if combined with an effective chemotherapy that also functions as a radiosensitizer?

Slide # 24

Bone Consolidation with Sr-89

Source: Tu SM, et al. Lancet. 2001;357(9253):336-341.

Slide # 25

Bone Consolidation with Sr-89

62 patients had a > 50% reduction in PSA that was maintained for at least 8 weeks

The median survival for all patients was 17.5 months

For the 36 patients randomly assigned to receive Sr-89 and doxorubicin, the median survival 27.7 months

The hazard ratio was 2.76 (95% CI 1.44-5.29)

Source: Tu SM, et al. Lancet. 2001;357(9253):336-341.

Slide # 26

Questions in Development of Radiopharmaceuticals

Do they provide clinical benefit(s) and for how long?

Can they be used more than once?

Can effects be enhanced if used BEFORE a patient demonstrates progressive/resistant disease?

Can effects be enhanced if combined with an effective chemotherapy that also functions as a radiosensitizer?

Slide # 27

Rationale

Both chemotherapy and bone-targeted radioisotopes do not eliminate disease in bone

The combination of the two modalities has shown promising results in a randomized Phase II trial

The approved chemotherapy for prostate cancer is a radiosensitizer

The combination of chemotherapy and bone-targeted radioisotopes should be pursued

Slide # 28

MSKCC Combination Study

Approach

Use the approved dosing schedule for docetaxel (q3wk)

Administer Quadramet® with the first cycle and again at 12 weeks

Study Design

Dose escalate docetaxel from 65®75 mg/m2 (2 steps) at a Quadramet dose of 0.5 mCi/kg, then

Dose escalate Quadramet from 0.5®1.0 mCi/kg (2 steps)

First dose cohort treated with no dose limiting toxicity

Slide # 29